UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 10, 2021
TRICIDA, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-38558	46-3372526
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
7000 Shoreline Court
Suite 201
South San Francisco, CA 94080
(Address of principal executive offices) (Zip Code)
(415) 429-7800
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act
Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock, par value $0.001 per share	TCDA	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.		☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
On June 10, 2021, Tricida, Inc. (the “Company”) held its 2021 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders considered four proposals, each of which is described briefly below and in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 23, 2021 (the “Proxy Statement”). The final voting results for each proposal are set forth below.
Proposal No. 1 – Election of Directors.
The individuals listed below were elected at the Annual Meeting to serve as Class III directors of the Company until the Company’s 2024 annual meeting of stockholders and until their successors are duly elected and qualified or until their earlier death, resignation or removal.

Class III Directors:	FOR	WITHHELD	BROKER NON-VOTE
Ms. Kathryn Falberg	33,422,998	3,737,059	5,259,809
Dr. Gerrit Klaerner, Ph.D.	35,308,904	1,851,153	5,259,809
Dr. Klaus Veitinger, M.D., Ph.D., M.B.A	34,942,960	2,217,097	5,259,809
Proposal No. 2 – To approve, on an advisory basis, the Company’s executive compensation.
The Company’s stockholders approved, in a non-binding advisory vote, the compensation paid to the Company’s named executive officers.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
29,850,126	7,282,600	27,331	5,259,809
Proposal No. 3 – Ratification of Independent Registered Public Accounting Firm.
The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
42,189,464	39,450	190,952	—
Proposal No. 4 – To approve the stock option exchange program.
The Company’s stockholders approved the stock option exchange program as described in the Proxy Statement.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
33,686,885	3,453,222	19,950	5,259,809

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 15, 2021	TRICIDA, INC.

	By:	/s/ Geoffrey M. Parker
	Name:	Geoffrey M. Parker
	Title:	Chief Operating Officer, Chief Financial Officer and Executive Vice President